Exhibit 4.1

Number	SOAPSTONE NETWORKS INC.	Shares

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Common Stock	This Certificate is transferable in Jersey City, NJ, New York, NY and Pittsburgh, PA	CUSIP 833570 10 4

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.0001 EACH OF

SOAPSTONE NETWORKS INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ William J. Stuart Secretary	/s/ William J. Leighton President

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

By: _________________________________________________

Authorized Signature

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such rights shall be made to the Corporation.

The following abbreviations, when used in the inscription on the fact of this certificate as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT-_____Custodian____
TEN ENT	—	as tenants by the entireties	(Cust) (Minor)
JT TEN	—	as joint tenants with right of	under Uniform Gifts to Minors
		survivorship and not as tenants in common	Act _____________________ (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER

                        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________________________________Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within names Corporation with full power of substitution in the premises.

Dated ________________________________

X___________________________________________

X___________________________________________

NOTICE:    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By_____________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE

GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS

AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP

IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)

PURSUANT TO S.E.C. RULE 17Ad-15.